LOOMIS SAYLES HIGH INCOME FUND

Supplement dated March 20, 2007 to the IXIS Advisor Income and Tax Free Income Funds Class A, B and C Prospectus and IXIS Advisor Income Funds Class Y Prospectus, each dated February 1, 2007, each as may be revised or supplemented from time to time

Effective immediately, the first paragraph of the section “Principal Investment Strategies” within the section “Goals, Strategies & Risks” is amended and restated as follows with respect to Loomis Sayles High Income Fund:

Under normal market conditions, the Fund will invest at least 65% of its assets in lower-quality fixed-income securities (commonly known as “junk bonds”). Junk bonds are generally rated below investment grade quality. To be considered below investment grade quality, none of the major ratings agencies (such as Moody’s, Standard & Poor’s and Fitch) must have rated the securities in one of its top four rating categories or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality. The Fund will normally invest at least 65% of its assets in U.S. corporate or U.S. dollar denominated foreign fixed-income securities. The Fund may also invest up to 20% of its assets in foreign currency-denominated fixed-income securities, including those in emerging markets, and related currency hedging transactions. Loomis Sayles may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

SP336-0307